EXHIBIT 32
Section 1350 Certifications

STATEMENT FURNISHED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned is the Principal Executive and Financial Officer of Business Development Solutions, Inc.  This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  This Certification accompanies the Annual Report on Form 10-KSB of Business Development Solutions, Inc., for the year ended December 31, 2007.

The undersigned certifies that such 10-KSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of Business Development Solutions, Inc. as of December 31, 2007.

Date: March 28, 2008

By:    /s/ Shu Keung Chui
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Shu Keung Chui
Principal Executive Officer and Principal Financial and Accounting Officer